Class A Shares ANGLX	Institutional Class Shares ANGIX	Summary Prospectus April 10, 2015 as supplemented June 5, 2015
Angel Oak Multi-Strategy Income Fund www.angeloakcapital.com

Before you invest, you may want to review the Angel Oak Multi-Strategy Income Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information dated April 10, 2015, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.angeloakcapital.com/resources. You can also get this information at nocost by calling the Fund toll-free at (855) 751-4324 or by sending an e-mail request to investorrelations@angeloakcapital.com.

Investment Objective

The investment objective of the Angel Oak Multi-Strategy Income Fund (the “Fund”) is current income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts or waivers if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of the Fund. More information about these and other discounts or waivers is available from your financial professional and in the section “Sales Charges—Class A Shares” on page 23 of the Prospectus.

Shareholder fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of the offering price)	2.25%	None
Maximum Deferred Sales Charge (Load) (as a % of amount redeemed)	None1	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.89%	0.89%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses2	0.30%	0.30%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses3	1.45%	1.20%
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1	A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.
2
“Other Expenses” for the Fund have been restated to reflect the estimated expenses of the Fund for its current fiscal year.  The Fund is the successor to the Angel Oak Multi-Strategy Income Fund (the “Predecessor Fund”), which was reorganized into the Fund on April 10, 2015.

3
The amount of Total Annual Fund Operating Expenses shown in the above table will differ from the Ratio of Expenses to Average Net Assets as shown in the “Financial Highlights” section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$369	$673	$999	$1,921
Institutional Class shares	$122	$381	$660	$1,455
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example above, affect the Fund’s performance.  During the most recent fiscal year ended January 31, 2015, the portfolio turnover rate for the Fund was 54% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in asset-backed fixed income securities, including securities backed by assets such as credit card receivables, student loans, automobile loans and residential and commercial real estate. The Fund’s allocation of its assets into various asset classes within the asset-backed fixed income market will depend on the views of Angel Oak Capital Advisors, LLC (the “Adviser”), the investment adviser to the Fund, as to the best value relative to what is currently presented in the market place. The Fund’s portfolio managers lead a team of sector specialists responsible for researching opportunities within their sector and making recommendations to the Fund’s portfolio managers. In selecting investments, the Adviser may consider maturity, yield and ratings information and opportunities for price appreciation among other criteria. The Adviser may sell investments if it determines that any of the mentioned factors have changed materially from its initial analysis or that other factors indicate that an investment is no longer earning a return commensurate with its risk.  From time to time, the Fund may allocate its assets so as to focus on particular types of asset-backed fixed income securities. The Fund may also invest up to 20% of its net assets in collateralized loan obligations (“CLOs”), which are backed by a pool of corporate debt. CLOs are similar to CMOs (described below), but differ as to the type of underlying loan.

Currently, the Adviser anticipates focusing the Fund’s investments on non-agency, residential mortgage-backed securities (“RMBS”). Residential mortgage loans are generally classified into three categories based on the risk profile of the borrower and the property: (i) Prime, (ii) Alternative-A (“Alt-A”), and (iii) Subprime. Prime residential mortgage loans are extended to borrowers who represent a relatively low risk profile through a strong credit history. Subprime loans are made to borrowers who display poor credit histories and other characteristics that correlate with a higher default risk. Alt-A loans are made to borrowers whose risk profile falls between Prime and Subprime. When selecting RMBS investments for the Fund, the Adviser intends to focus on RMBS that are collateralized by pools of Prime or Alt-A mortgages and that are seasoned (i.e., have a history of timely payments) (these securities are also known as “collateralized mortgage obligations” or “CMOs”).

Prime mortgage loans may be either “agency” or “non-agency.” Agency loans have balances that fall within the limits set by the Federal Housing Finance Agency (“FHFA”) and qualify as collateral for securities that are issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”).  Non-agency loans have balances that may or may not fall within the limits set by FHFA and do not qualify as collateral for securities that are issued by Ginnie Mae,  Fannie Mae or Freddie Mac, and are sponsored by private companies other than government sponsored enterprises (sometimes referred to as “private label paper”).

The Adviser analyzes a variety of factors when selecting investments for the Fund, such as collateral quality, credit support, structure and market conditions. The Adviser attempts to diversify risks that arise from position sizes, geography, ratings, duration, deal structure and collateral values. The Adviser will also seek to invest in securities that have relatively low volatility. The Adviser seeks to limit risk of principal by targeting assets that it considers undervalued.

The Fund may also invest in the securities of other investment companies that invest primarily in fixed income securities. The Fund may invest, without limitation, in corporate debt securities of any quality and maturity, including high-yield securities (also known as “junk bonds”), and securities that are not rated by any rating agencies. In selecting debt investments, the Adviser may consider maturity, yield and ratings information and opportunities for price appreciation.

Certain instruments in which the Fund may invest may be deemed illiquid.

In pursuing its investment objectives or for hedging purposes, the Fund may utilize (i) short selling, (ii) borrowing and (iii) various types of over-the-counter and exchange-traded derivative instruments, including structured products, swaps, futures and forward contracts and options. The Fund may borrow to the maximum extent permitted by applicable law, which generally means that the Fund may borrow up to one-third of its total assets. The Fund may also invest in repurchase agreements and reverse repurchase agreements.

Principal Risks

The principal risks of investing in the Fund are summarized below. There may be circumstances that could prevent the Fund from achieving its investment objective and you may lose money by investing in the Fund. You should carefully consider the Fund’s investment risks before deciding whether to invest in the Fund. An investment in the Fund is not a deposit at a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Borrowing Risks and Leverage Risks. Borrowing for investment purposes creates leverage, which will exaggerate the effect of any change in the value of securities in the Fund’s portfolio on the Fund’s net asset value (“NAV”) and, therefore, may increase the volatility of the Fund.

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Collateralized Debt Obligations (“CDOs”) Risks. Collateralized loan obligations (“CLOs”) and other CDOs are subject to the typical risks associated with fixed-income securities and asset-backed securities. Additionally, the risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Such collateral may be insufficient to meet payment obligations and the class of the CDO may be subordinate to other classes. CLOs and other CDOs are typically privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in certain CDOs may be characterized by the Fund as illiquid securities.

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Concentration Risk. Concentration risk results from maintaining exposure to the performance of the residential and commercial mortgages held in the mortgage-backed securities in which the Fund invests. The risk of concentrating in these types of investments is that the Fund will be susceptible to the risks associated with mortgage-backed securities as discussed below.

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Derivatives Risks.  The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets, rate or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. Certain derivatives may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

•	Extension Risk. When interest rates rise, certain obligations may be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

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Fixed-Income Instruments Risks. The Fund will invest in loans and other types of fixed-income instruments and securities. Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. Generally, when interest rates rise, the values of fixed-income instruments fall, and vice versa. In typical interest rate environments, the prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed-income instruments as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. A fund with a negative average portfolio duration may decline in value as interest rates decrease. Most high yield investments pay a fixed rate of interest and are therefore vulnerable to inflation risk. The obligor of a fixed-income instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement.

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High-Yield Securities Risks.    High-yield securities carry a greater degree of risk and are more volatile than investment grade securities and are considered speculative. High-yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high-yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. The Fund’s investments in high-yield securities expose it to a substantial degree of credit risk.

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Illiquid Securities Risks. The Fund may, at times, hold illiquid securities, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time or price that is most beneficial to the Fund.

•	Management Risk. The Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

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Mortgage-Backed and Asset-Backed Securities Risks. Mortgage-backed and other asset-backed securities are subject to the risks of traditional fixed-income instruments. However, they are also subject to prepayment risk and extension risk, meaning that if interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments and if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money.

Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset-backed securities may be secured by pools of loans, such as corporate loans, student loans, automobile loans and credit card receivables. The credit risk on such securities is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities, including CLOs, may decline and therefore may not be adequate to cover underlying investors. Some mortgage-backed and asset-backed securities have experienced extraordinary weakness and volatility in recent years. Possible legislation in the area of residential mortgages, credit cards, corporate loans and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, including CLOs, the Fund may be more susceptible to risk factors affecting such types of securities.

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Other Investment Companies Risks. The Fund will incur higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies.

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Rating Agencies Risks.  Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely. Such changes may negatively affect the liquidity or market price of the securities in which the Fund invests.  The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.

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Repurchase Agreement Risks. Repurchase agreements typically involve the acquisition by the Fund of fixed-income securities from a selling financial institution such as a bank or broker-dealer. A Fund may incur a loss if the other party to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security.

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Reverse Repurchase Agreement Risks. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage.  Reverse repurchase agreements also  involve the risk that the other party may fail to return the securities in a timely manner or at all.  The Fund could lose money if it is unable to recover the securities and/or if the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.

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RIC-Related Risks of Investments Generating Non-Cash Taxable Income.  Certain of the Fund’s investments will require the Fund to recognize taxable income in excess of the cash generated on those investments in that tax year, which could cause the Fund to have difficulty satisfying the annual distribution requirements applicable to regulated investment companies (“RICs”) and avoiding Fund-level U.S. federal income and/or excise taxes.

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Risks Relating to Fund’s RIC Status.  To qualify and remain eligible for the special tax treatment accorded to a RIC and its shareholders under the Internal Revenue Code of 1986, as amended, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and its shareholders.

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Short Sales Risks. The Fund may make short sales of securities, which involves selling a security it does not own in anticipation that the price of the security will decline. Short sales may involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to buy (“cover”) the security sold short when the security has appreciated in value or is unavailable, thus resulting in a loss to the Fund.

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Structured Products Risks. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to issuer repayment or counterparty risk. Certain structured products may be thinly traded or have a limited trading market and as a result may be characterized by the Fund as illiquid securities.

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Uncertain Tax Treatment.  Below investment grade instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount (“OID”) or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable, which may make it difficult for the Fund to satisfy the annual distribution requirements applicable to RICs.

Performance

The following performance information provides some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance of Class A shares from year-to-year.   The table below shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index.

The Fund is the successor to the investment performance of the Predecessor Fund as a result of the reorganization of the Predecessor Fund into the Fund on April 10, 2015.  Accordingly, the performance information shown below for periods prior to April 10, 2015 is that of the Predecessor Fund.  The Predecessor Fund was also advised by the Adviser and had the same investment objective and strategies as the Fund.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.  Updated performance information is available online at www.angeloakcapital.com or by calling 877-625-3042 (toll free).

Annual Total Returns (years ended December 31st)

Sales loads are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

The Fund’s calendar year-to-date total return as of March 31, 2015 was 1.78%.  During the periods shown in the chart, the highest quarterly return was 9.04% (for the quarter ended March 31, 2012) and the lowest quarterly return was -1.78% (for the quarter ended June 30, 2013).

Angel Oak Multi-Strategy Income Fund
Average Annual Total Returns
For the period ended December 31, 2014	1 Year	Since Inception (6/28/11)	Since Inception (8/16/12)
Class A
– Return Before Taxes	3.16%	8.99%	N/A
– Return After Taxes on Distributions1	0.95%	6.89%	N/A
– Return After Taxes on Distributions and Sale of Fund Shares1	1.77%	6.07%	N/A
Institutional Class
– Return Before Taxes	5.84%	N/A	6.61%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses and taxes)	5.97%	3.64%	2.24%
NOTE:  The Fund offers two classes of Shares. Class A shares commenced operations on June 28, 2011 as part of the Predecessor Fund, and Institutional Class shares commenced operations on August 16, 2012 as part of the Predecessor Fund.

1   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Class A only.

Portfolio Management

Investment Adviser. Angel Oak Capital Advisors, LLC.

Portfolio Managers.

•	Brad A. Friedlander, Managing Partner of the Adviser, has been Lead Portfolio Manager of the Fund since its inception in 2011.

•	Berkin Kologlu, Managing Director of the Adviser, has been the Senior Portfolio Manager of the Fund since April, 2013.

•	Ashish Negandhi, Portfolio Manager of the Adviser, has been the Portfolio Manager of the Fund since its inception in 2011.

•	Sreeniwas (Sreeni) V. Prabhu, Chief Investment Officer of the Adviser, has been a Portfolio Manager of the Fund since April, 2015.

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Angel Oak Multi-Strategy Income Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, or by telephone at (855) 751-4324 (toll free).  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Class A Shares — All account types	$1,000	$100
Institutional Class Shares — All account types	$1,000,000	$100

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.